              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                   May 17 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                    CURRENT
         FACE                PRINCIPAL                                                         REALIZED   DEFERRED    PRINCIPAL
CLASS    VALUE               BALANCE            PRINCIPAL       INTEREST        TOTAL          LOSSES     INTEREST    BALANCE
A        1,054,900,000.00    1,054,900,000.00   15,444,368.87   1,811,058.18    17,255,427.05      0.00    0.00    1,039,455,631.13
TOTALS   1,054,900,000.00    1,054,900,000.00   15,444,368.87   1,811,058.18    17,255,427.05      0.00    0.00    1,039,455,631.13

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                    PRIOR                                                                   CURRENT                 CURRENT
                    PRINCIPAL                                                               PRINCIPAL      CLASS    PASS THRU
 CLASS    CUSIP     FACTOR               PRINCIPAL       INTEREST         TOTAL             FACTOR                  RATE
A        1266715Y8  1,000.00000000       14.64059993     1.71680556      16.35740549      985.35940007       A       1.315000 %
TOTALS              1,000.00000000       14.64059993     1.71680556      16.35740549      985.35940007

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                   May 17 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          17,255,427.05
Note Interest                                                                                                          1,811,058.18
Note Rate                                                                                                                1.315000 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,719,762.27
Scheduled Principal Collections Payment Amount                                                                        12,724,606.60
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            15,444,368.87

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            432,952.36
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                   May 17 2004

Note Principal Balance (before distributions)                                                                      1,054,900,000.00
Note Principal Balance (after distributions)                                                                       1,039,455,631.13
Note Factor                                                                                                             0.9853594 %

Asset Balance of Mortgage Loans:                                                                                   1,026,361,050.40

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                   May 17 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                    Principal
                 Category           Number           Balance     Percentage
                 1 Month               87        2,654,483.91        0.26 %
                 2 Month               19          767,738.08        0.07 %
                 3 Month                1            4,353.36        0.00 %
                  Total               107        3,426,575.35        0.33 %
        * Delinquent Buckets do not include Foreclores or REO Properties

        Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                   18              624,494.31             0.06 %
                 * Bankruptcy Loans are also reflected in Deliquencies.

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    0                    0.00                  %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    0                    0.00                  %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                   May 17 2004

Note Rate                                                                                                                1.315000 %

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      36,986,729.57

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.